                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PAINEWEBBER SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid: $125 Per Registrant
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.: Schedule 14A
        ------------------------------------------------------------------------
     3) Filing Party: Above-named Registrants
        ------------------------------------------------------------------------
     4) Date Filed: March 5, 1996
        ------------------------------------------------------------------------

                            PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019


                                                                   March 5, 1996

Dear Shareholder:

    Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Portfolio of PaineWebber Series Trust.


    After we acquired the Kidder, Peabody mutual funds in February 1995, our enlarged menu of funds was confusing--too many had overlapping objectives or were too narrowly focused. During 1995, we consolidated 33 long-term, open-end funds into 21 by focusing on those types of funds most investors want. This consolidation allowed us to lower expense ratios (in most cases) and to clarify fund names. These votes are the final phase of that fund consolidation.



    A special meeting of PaineWebber Series Trust is being held on April 11, 1996 to consider these proposals and to transact any other business that may properly come before the meeting. Recently, when we have solicited proxies for your Portfolio, we have enclosed a proxy statement directed solely to the shareholders of your Portfolio. This time, however, shareholders of each of the PaineWebber Series Trust Portfolios are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money, one proxy statement has been prepared for all of the Portfolios. This proxy statement contains detailed information about each of the proposals, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.



    Thank you for your attention to this matter and for your continuing investment in the Portfolios.


                                          Very truly yours,


                                          /s/ Margo N. Alexander

                                          Margo N. Alexander
                                          PRESIDENT

 A proxy card for each of your Portfolios is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:  The purpose of this proxy is to ask you to vote on two primary issues:


       -to elect ten Board members, and


       -to   approve   changes  to   your  Portfolio's   fundamental  investment
        restrictions.

    In addition, you are being asked to ratify the selection of your Portfolio's independent auditors.

Q: WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I DO NOT OWN?


A:   Recently,  when we  have  solicited proxies  for  your Portfolio,  we  have enclosed a proxy statement directed solely to the shareholders of one Portfolio. This time, however, shareholders of several Portfolios are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money, one proxy statement has been prepared for all the Portfolios.


Q: WHY ARE YOU RECOMMENDING A UNIFIED BOARD FOR THE PAINEWEBBER FUNDS?


A:   A Corporate  Governance Task Force,  comprised of a  number of the existing
    Board members, assisted by Mitchell Hutchins representatives, recommended to the PaineWebber Fund Boards, and they agreed, that the Funds should be governed by larger Boards composed of the same members. The Task Force concluded that this "unified" Board structure benefits the Funds by creating a diverse, experienced group of Board members who understand the operations of the Funds and are exposed to the wide variety of issues that arise from overseeing different types of funds.



Q: WHY HAS THE BOARD BEEN EXPANDED TO TEN MEMBERS?



A: At the recommendation of the Corporate Governance Task Force, the Series Trust and other PaineWebber Fund Boards have been expanded to include ten members, seven of whom would be independent. The Task Force considered issues relating to the management and long-term welfare of the PaineWebber Funds. It recommended, and the Boards agreed to adopt, an expanded Board as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. Expanding the size of the Boards is intended to facilitate the increased use of Board committees for different purposes, including the periodic review of the Funds' contractual and audit arrangements. The Fund Boards approved the Task Force recommendations and nominated ten individuals drawn primarily from the existing Boards.


Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER ADVISORY FEES?

A: No. The advisory and administrative fees charged to each Portfolio will remain the same.

Q:  WHAT  ARE  "FUNDAMENTAL" INVESTMENT  RESTRICTIONS,  AND WHY  ARE  THEY BEING
    CHANGED?

A: A Portfolio's "fundamental" investment restrictions are limitations placed on a Portfolio's investment policies that can be changed only by a shareholder vote--EVEN IF THE CHANGES ARE MINOR. The law requires certain investment policies to be designated as fundamental. Each Portfolio adopted a number of fundamental investment restrictions when the Portfolio was created, and many of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.


    The Board believes that fundamental investment restrictions that are not legally required should be eliminated and that the remaining fundamental restrictions should be modernized and made more uniform. The Board believes that the proposed changes to the Portfolios' fundamental investment restrictions will provide greater flexibility. The proposed changes also will eliminate minor differences in wording that may give rise to unintended differences in effect or interpretation among funds in the PaineWebber fund complex.


Q: DO THE PROPOSED CHANGES TO  FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT  MY
    PORTFOLIO'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A:   No.  None of  the proposals  would change  the investment  objective of any
    Portfolio.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY PORTFOLIO'S FUNDAMENTAL
    RESTRICTIONS?

A:   The  Board  does not  believe  that  the proposed  changes  to  fundamental investment restrictions will result at this time in a material change in the level of investment risk for any Portfolio. However, the changes will allow each Portfolio greater flexibility to respond to future investment opportunities by making changes in non-fundamental investment policies that, at a future time, the Board considers desirable. A shareholder vote will not be necessary for future changes to non-fundamental investment policies or restrictions.

Q: WHY ARE SHAREHOLDERS BEING ASKED TO RATIFY THE SELECTION OF THEIR PORTFOLIO'S
    INDEPENDENT AUDITORS?


A: The law requires that shareholders be asked to ratify the selection of their Portfolio's independent auditors at the meetings at which Board members are elected. The Portfolios do not hold regular annual meetings and, therefore, are asking for your ratification at this time. Each year, a Portfolio's independent auditors audit the Portfolio's financial statements and prepare the Portfolio's federal and state income tax returns.



Q: WHAT ARE THE BOARD'S RECOMMENDATIONS?



A: The Board has recommended that you vote "FOR" the nominees for Board member and "FOR" each Proposal that applies to your Portfolio.

 THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT EACH OF THE PROPOSALS RELATING TO YOUR PORTFOLIO. PLEASE READ IT CAREFULLY.

                            PAINEWEBBER SERIES TRUST

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1996

                             ---------------------

TO THE SHAREHOLDERS:


    A special meeting of the holders of shares of beneficial interest of PaineWebber Series Trust ("Trust") will be held at 1285 Avenue of the Americas, 38th Floor, New York, New York, on April 11, 1996 at 4:00 p.m., Eastern time, for the purpose of considering the following proposals with respect to the Trust or with respect to one or more of its portfolios ("Portfolios"):



    (1) For the Trust, to elect ten members of its Board of Trustees to serve indefinite terms until their successors are duly elected and qualified;


    (2) For each Portfolio, to ratify the selection of independent auditors for its current fiscal year;

    (3) For each Portfolio, to approve certain changes to its fundamental investment restrictions;

    (4) For each Portfolio, to transact such other business as may properly come before the meetings and any adjournments thereof.


    You are entitled to vote at the meeting, and at any adjournments thereof, if you owned shares in one or more of the Portfolios at the close of business on March 4, 1996. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                          By order of the Board,

                                          Dianne E. O'Donnell
                                          SECRETARY


March 5, 1996
1285 Avenue of the Americas
New York, New York 10019


                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN
     ENCLOSED YOU WILL FIND A PROXY CARD RELATING TO EACH OF THE PORTFOLIOS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARD. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

    1.    Individual Accounts:   Sign  your name  exactly as  it appears  in the
registration on the proxy card.

    2.   Joint Accounts:   Either  party may  sign, but  the name  of the  party
signing should conform exactly to the name shown in the registration on the proxy card.

    3.  All Other Accounts:   The capacity of  the individual signing the  proxy
card should be indicated unless it is reflected in the form of registration. For example:

                                 REGISTRATION                                               VALID SIGNATURE
-------------------------------------------------------------------------------  --------------------------------------

Corporate Accounts
    (1) ABC Corp...............................................................  ABC Corp.
                                                                                 John Doe, Treasurer
    (2) ABC Corp...............................................................  John Doe, Treasurer
    (3) ABC Corp. c/o John Doe, Treasurer......................................  John Doe
    (4) ABC Corp. Profit Sharing Plan..........................................  John Doe, Trustee

Partnership Accounts
    (1) The XYZ Partnership....................................................  Jane B. Smith, Partner
    (2) Smith and Jones, Limited Partnership...................................  Jane B. Smith, General Partner

Trust Accounts
    (1) ABC Trust Account......................................................  Jane B. Doe, Trustee
    (2) Jane B. Doe, Trustee u/t/d 12/28/78....................................  Jane B. Doe

Custodial or Estate Accounts
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
        UGMA/UTMA..............................................................  John B. Smith
    (2) Estate of John B. Smith................................................  John B. Smith, Jr., Executor

                            PAINEWEBBER SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

                             ---------------------

                                PROXY STATEMENT
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 1996

                             ---------------------


    This proxy statement is being furnished to holders of Shares of PaineWebber Series Trust ("Trust") in connection with the solicitation by its Board of proxies to be used at a special meeting ("Meeting") of shareholders to be held on April 11, 1996, at 4:00 p.m., Eastern time, or any adjournment or adjournments thereof. This proxy statement is being first mailed to Shareholders on or about March 8, 1996.



    The Shares of the Portfolios within Series Trust are currently sold only to the separate accounts ("Separate Accounts") of PaineWebber Life Insurance Company, American Republic Insurance Company and American Benefit Life Insurance Company (collectively, the "Insurance Companies" or the "Shareholders") to fund the benefits under variable annuity contracts ("Contracts") issued by the Insurance Companies. The Trust is a registered, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Massachusetts business trust, composed of separate portfolios, each of which is referred to herein as a "Portfolio." The Trust's shares of beneficial interest are referred to as "Shares," and the owners of Contracts relating to each Portfolio are "Contract Owners"; the Trust's board of trustees is referred to as a "Board" and the trustees are "Board Members"; and the Trust's declaration of trust is referred to as its "Charter." A listing of the formal name for each Portfolio and of the shorthand name for the Portfolio that is used in this proxy statement is set forth below.


    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the investment adviser and administrator for each Portfolio. Certain Portfolios have sub-advisers other than Mitchell Hutchins, as set forth below. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which, in turn, is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. There is no principal underwriter for the Shares of the Portfolios. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.


                                                               NAME AS USED IN                           SUB-ADVISER
                  PORTFOLIO NAME                             THIS PROXY STATEMENT                        AND ADDRESS
---------------------------------------------------  ------------------------------------  ----------------------------------------
PaineWebber Aggressive Growth Portfolio............  Aggressive Growth Portfolio           Nicholas Applegate Capital
                                                                                           Management L.P.
                                                                                           600 West Broadway, 29th Floor
                                                                                           San Diego, California 92101
PaineWebber Balanced Portfolio.....................  Balanced Portfolio                                       --

                                                               NAME AS USED IN                           SUB-ADVISER
                  PORTFOLIO NAME                             THIS PROXY STATEMENT                        AND ADDRESS
---------------------------------------------------  ------------------------------------  ----------------------------------------
PaineWebber Global Growth Portfolio................  Global Growth Portfolio               GE Investment Management
                                                                                           Incorporated
                                                                                           3003 Summer Street
                                                                                           Stamford, Connecticut 06904
PaineWebber Global Income Portfolio................  Global Income Portfolio                                  --
PaineWebber Growth Portfolio.......................  Growth Portfolio                                         --
PaineWebber Growth and Income Portfolio............  Growth and Income Portfolio                              --
PaineWebber High Grade Fixed Income Portfolio......  High Grade Portfolio                                     --
PaineWebber Money Market Portfolio.................  Money Market Portfolio                                   --
PaineWebber Strategic Fixed Income Portfolio.......  Strategic Fixed Portfolio             Pacific Investment
                                                                                           Management Company
                                                                                           840 Newport Center Drive
                                                                                           Suite 360
                                                                                           Newport Beach, California 92660


                               VOTING INFORMATION

    The presence, in person or by proxy, of a majority of the Shares of the Trust outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In accordance with their view of applicable law, the Insurance Companies will solicit voting instructions from the Contract Owners relating to the Portfolios with respect to the matters set forth in this proxy statement. In connection with the solicitation of voting instructions, the Insurance Companies will furnish a copy of this proxy statement to Contract Owners.

    In the event that a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A Shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


    The solicitation of proxies, the cost of which will be borne by the Portfolios, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins or PaineWebber, who will not receive any compensation therefor from the Portfolios.

    Contract Owners at the close of business on March 4, 1996 (the "Record Date") will be entitled to be present and give voting instructions with respect to their Shares of the Portfolios owned as of the Record Date. Information as to the number of outstanding Shares of each Portfolio as of the Record Date and the amount of Shares of the Portfolios owned by Separate Accounts of the Insurance Companies is set forth in Exhibit A. To the knowledge of the Trust's management, the executive officers and Board Members, as a group, owned less than 1% of the outstanding Shares of any Portfolio as of January 31, 1996. The Insurance Companies will vote Shares in accordance with voting instructions received from Contract Owners and will vote Shares for which no instructions are received in the same proportion as Shares for which instructions have been received.



    If any nominee for the Board should withdraw or otherwise become unavailable for election, Shares that would otherwise be voted in favor of the current nominees will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the appropriate Insurance Company prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.



    THE TRUST WILL FURNISH TO THE INSURANCE COMPANIES AND TO THE CONTRACT OWNERS OF ANY PORTFOLIO, WITHOUT CHARGE, COPIES OF THE PORTFOLIO'S MOST RECENT ANNUAL AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY ON REQUEST. CONTRACT OWNERS MAY REQUEST SUCH REPORTS FROM ANNUITY ADMINISTRATION, 601 6TH AVENUE, DES MOINES, IOWA OR BY CALLING, TOLL FREE, 1-800-647-1568.



    Shareholders of each Portfolio will vote together on Proposal 1. Shareholders of each Portfolio to which each other Proposal applies will vote separately on those Proposals. Each full Share of each Portfolio outstanding is entitled to one vote, and each fractional Share of each Portfolio outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the Shareholders of that Portfolio. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.


                           --------------------------

                     PROPOSAL 1--ELECTION OF BOARD MEMBERS

    RELEVANT PORTFOLIOS.  All Portfolios.


    DISCUSSION. The Board has acted to expand its membership and has nominated the ten individuals identified below for election to the Board at the Meeting. Under Proposal 1, Shareholders are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until he or she resigns or is otherwise removed.



    The nominees for the Trust's Board have also been nominated to serve on the boards of other funds within the PaineWebber fund complex. (As used herein, references to the "Boards" are to the Trust's Board and the boards of those other PaineWebber funds, collectively.) The increase in the size of the Boards and the nomination of a single group of nominees to serve as the Board Members for the PaineWebber funds reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of other investment companies that are part of the PaineWebber fund complex. This plan was developed by a Corporate Governance Task Force comprised of a number of current Board Members who are not "interested persons" of the Trust, as defined in the 1940 Act ("independent" Board Members), with the advice of their counsel, and assisted by representatives of Mitchell Hutchins and counsel to the Portfolios. The Corporate Governance Task Force considered various matters related to the management and long-term welfare of the Trust and made recommendations to the Boards, including proposals concerning the size and composition of the Boards, committee structures, fees and related matters. These proposals, the substance of which is summarized below, were adopted by the Trust's Board at a meeting in November 1995. The Board acted in Febuary 1996 to establish the size of its board at ten, following the untimely death of a member of several of the PaineWebber fund boards, who had been expected to be a nominee as an independent Board Member. The nominees for independent Board memberships were selected by the Board of the Trust. With the exception of the nominations for Board membership, which are the subject of Proposal 1, no Shareholder action is required with respect to the Corporate Governance Task Force recommendations. The election of the nominees for the Board of the Trust is not conditioned upon their election to the Board of any other fund within the PaineWebber fund complex.



    The Trust's Board believes that coordinated governance through a unified group of Board Members will benefit the Trust. Despite some recent consolidations, the PaineWebber fund complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new funds and Portfolios intended to serve a wide variety of investment needs and the recent acquisition of the asset management business of Kidder Peabody Asset Management, Inc. The PaineWebber fund complex currently includes over 60 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies. These include money market funds; bond funds that invest in corporate and other bonds with varying maturities and risk characteristics; municipal bond funds; balanced funds that invest in combinations of debt and equity securities; growth funds that invest in a wide variety of domestic equity securities; and global funds that invest in debt or equity securities from around the world. The Trust's Board believes that the Portfolios will benefit from the experience that each nominee will gain by serving on the Boards of such a diverse group of funds. Coordinated governance within the PaineWebber fund complex also will reduce the possibility that the separate Boards of the PaineWebber funds might arrive at conflicting decisions regarding the operations and management of the funds, including the Portfolios, and avoid costs resulting from conflicting decisions.



    The Trust's Board also believes that the Trust will benefit from the diversity and experience of the nominees that would comprise the expanded Boards. These nominees have had distinguished careers in government, finance, law, marketing and other areas and will bring a wide range of expertise to the Boards. Seven of the ten nominees have no affiliation with PaineWebber or Mitchell Hutchins and would be independent Board Members. Independent Board Members are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Portfolios and management. They also constitute the members of the Boards' audit committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the PaineWebber fund complex and understands the operations of the complex.



    The proposed unified Board structure will require a greater expenditure of time by each Board Member. Election of the ten nominees will permit the Board to enhance its supervision of the Portfolios by increased use of a committee structure. Under the Board structure envisioned by the Corporate Governance Task Force and adopted by the Boards, each Board's audit committee will be divided into two sub-committees, each comprised of independent Board Members. Each sub-committee will function as an audit and contract review committee that periodically will review the contractual and audit arrangements for funds and Portfolios having similar characteristics. The sub-committee structure will enable Board members both to develop expertise about particular Portfolios, while still benefiting from the experience and knowledge of the full Boards. Other committees may be used in the future, and the Board will review the sub-committee structure from time to time to make necessary adjustments. It is anticipated that the full Board will have five regularly scheduled meetings per year.



    As recommended by the Corporate Governance Task Force, the compensation paid to independent Board Members will also change. Under the new structure, each independent Board Member will be paid annual fees of $500 per Portfolio (compared to a single fee of $4,000 for all Portfolios currently) and will receive an attendance fee of $150 (compared to $250 currently) for each Board meeting and for each committee meeting (other than committee meetings held on the same date as a Board meeting). It is anticipated that the chairs of the two audit and contract review sub-committees each will receive additional annual compensation from the PaineWebber funds in the aggregate amount of $15,000.
Interested Board Members will continue to receive no compensation from any PaineWebber fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings. Pursuant to the recommendations of the Corporate Governance Task Force, each Board Member will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old.



    The following table sets forth information relating to the compensation paid to Board Members during the past fiscal and calendar years:



                               COMPENSATION TABLE



                                                                                                             TOTAL COMPENSATION
                                                                                         AMOUNTS PAID TO    PAID TO BOARD MEMBERS
                                                                                          BOARD MEMBERS      FROM TRUST AND FUND
                                                                                         DURING THE MOST    COMPLEX FOR THE YEAR
                                                                                        RECENT FISCAL YEAR   ENDED DECEMBER 31,
INDEPENDENT BOARD MEMBER (1)                                                                FROM TRUST            1995 (2)
--------------------------------------------------------------------------------------  ------------------  ---------------------
Richard Q. Armstrong..................................................................          --               $     9,000
Richard R. Burt.......................................................................          --               $     7,750
Meyer Feldberg........................................................................      $    6,750           $   106,375
George W. Gowen.......................................................................      $    6,750           $    99,750
Frederic V. Malek.....................................................................      $    6,750           $    99,750
Judith Davidson Moyers*...............................................................      $    6,250           $    98,500
Carl W. Schafer.......................................................................          --               $   118,175
John R. Torell III....................................................................          --               $    28,125


------------------------------

 *  Indicates Board Member who is not standing for reelection.



(1) Board Members who were not independent did not receive compensation from the PaineWebber funds.



(2) No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

    The nominees for election as Board Members, their ages, and a description of their principal occupations are listed in the table below. As of February 21, 1996, none of the nominees held Shares of any Portfolio.



          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Margo N. Alexander;* 48            Mrs.  Alexander is  president, chief  executive officer  and a  director of Mitchell
                                   Hutchins (since January  1995). Mrs. Alexander  is an executive  vice president  and director  of  PaineWebber.  Mrs.  Alexander  also is  a  director  or  trustee  of 3 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard Q. Armstrong; 60           Mr. Armstrong is chairman  and principal of  RQA Enterprises (management  consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong is also  a director  of Hi  Lo Automotive,  Inc. He  was chairman  of the  board, chief executive officer and co-owner of Adirondack Beverages (producer and distributor  of soft  drinks and sparkling/still waters) (October 1993-March 1995). He was a partner
                                   of  the  New  England  Consulting  Group  (management  consulting  firm)   (December
                                   1992-September  1993).  He  was managing  director  of LVMH  U.S.  Corporation (U.S.
                                   subsidiary of the  French luxury  goods conglomerate, Louis  Vuitton Moet  Hennessey
                                   Corporation)   (1987-1991)  and  chairman  of   its  wine  and  spirits  subsidiary,
                                   Schieffelin & Somerset  Company (1987-1991).  Mr. Armstrong  also is  a director  or trustee  of 6 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.;* 69        Mr. Bewkes is a director of,  and a consultant to, PW  Group. Prior to 1988, he  was chairman  of the board,  president and chief executive  officer of American Bakeries
                                   Company. Mr. Bewkes is also a director of Interstate Bakeries Corporation and  NaPro
                                   Bio-Therapeutics,  Inc. Mr. Bewkes  also is a  director or trustee  of 24 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard Burt; 47                   Mr. Burt is chairman of International Equity Partners (international investments and consulting firm) (since March 1994) and a partner of McKinsey & Company  (management consulting firm) (since 1991). He is also a director of American Publishing Company.
                                   He  was the chief negotiator  in the Strategic Arms  Reduction Talks with the former
                                   Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of  Germany
                                   (1985-1989).  Mr. Burt also is  a director or trustee  of 7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Mary C. Farrell;* 46               Ms. Farrell is a managing director, senior investment strategist, and member of  the
                                   Investment  Policy Committee of PaineWebber. Ms. Farrell joined PaineWebber in 1982.
                                   She is a member of the Financial Women's Association and Women's Economic Roundtable
                                   and is employed as a regular panelist  on Wall $treet Week with Louis Rukeyser.  She also  serves on  the Board  of Overseers  of New  York University's  Stern School of
                                   Business.

Meyer Feldberg; 53                 Mr. Feldberg is Dean and Professor of Management of the Graduate School of Business,
                                   Columbia University. Prior to  1989, he was president  of the Illinois Institute  of
                                   Technology.  Dean Feldberg is also a director of AMSCO International Inc., Federated
                                   Department Stores,  Inc.  and  New World  Communications  Group  Incorporated.  Dean
                                   Feldberg also is a director or trustee of 19 investment companies for which Mitchell
                                   Hutchins or PaineWebber serves as investment adviser.

George W. Gowen; 66                Mr.  Gowen is a partner in the law  firm of Dunnington, Bartholow & Miller. Prior to
                                   May 1994, he was partner in the law firm of Fryer, Ross & Gowen. Mr. Gowen is also a director of Columbia Real Estate Investments, Inc.  Mr. Gowen also is a director  or trustee of 17 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Frederic V. Malek; 59              Mr. Malek is chairman of Thayer Capital Partners (investment bank) and a co-chairman and  director  of CB  Commercial  Group Inc.  (real  estate). From  January  1992 to
                                   November 1992, he was campaign manager of Bush-Quayle '92. From 1990 to 1992, he was vice chairman and, from 1989 to 1990,  he was president of Northwest Airlines  Inc.,
                                   NWA  Inc.  (holding company  of  Northwest Airlines  Inc.)  and Wings  Holdings Inc.
                                   (holding company  of NWA  Inc.). Prior  to 1989,  he was  employed by  the  Marriott
                                   Corporation  (hotels, restaurants, airline catering  and contract feeding), where he most recently was an executive vice  president and president of Marriott Hotels  and
                                   Resorts.  Mr.  Malek  is  also  a director  of  American  Management  Systems, Inc.,
                                   Automatic Data Processing,  Inc., Avis,  Inc., FPL Group,  Inc., National  Education
                                   Corporation  and Northwest Airlines Inc. Mr. Malek  also is a director or trustee of
                                   17 investment companies for which Mitchell Hutchins or PaineWebber serves as invest-
                                   ment adviser.

          NOMINEE; AGE                     BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS; OTHER DIRECTORSHIPS
---------------------------------  ------------------------------------------------------------------------------------
Carl W. Schafer; 60                Mr.  Schafer  is  president  of  the  Atlantic  Foundation  (charitable   foundation
                                   supporting  mainly oceanographic exploration and research). He also is a director of
                                   Roadway Express, Inc. (trucking), The Guardian Group of Mutual Funds, Evans Systems,
                                   Inc. (a motor fuels,  convenience store and diversified  company), Hidden Lake  Gold
                                   Mines  Ltd. (gold mining),  Electronic Clearing House,  Inc. (financial transactions processing), Wainoco Oil Corporation and Nutraceutix Inc. (biotechnology). Prior  to
                                   January  1993, Mr. Schafer was chairman of  the Investment Advisory Committee of the
                                   Howard Hughes Medical  Institute. Mr. Schafer  also is  a director or  trustee of  7 investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

John R. Torell III; 56             Mr. Torell is chairman of Torell Management, Inc. (financial advisory firm), partner of  Zilkha & Company (merchant banking  and private investment company) and chairman of Telesphere Corporation (electronic provider of financial information). He is  the former  chairman  and  chief executive  officer  of Fortune  Bancorp  (1990-1991 and
                                   1990-1994, respectively). He is the  former chairman, president and chief  executive officer of CalFed, Inc. (savings association) (1988 to 1989) and former president of
                                   Manufacturers Hanover Corp. (bank) (prior to 1988). Mr. Torell is also a director of
                                   American  Home Products  Corp., Volt  Information Sciences  Inc., and  New Colt Inc.
                                   (armament manufacturer). Mr. Torell  also is a director  or trustee of 7  investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

----------------------------------

*Indicates "interested person" of the Portfolios, as defined by the 1940 Act, by reason of his or her position with Mitchell Hutchins, PaineWebber or PW Group or share ownership in PW Group and/or the General Electric Company (the parent company of the sub-adviser to Global Growth Portfolio).



    Messrs. Bewkes, Feldberg, Gowen and Malek have been Members of the Board since 1990, 1990, 1987 and 1987, respectively. The Board met nine times during its most recently completed fiscal year. The Board has an audit committee consisting of independent Board Members (currently, Messrs. Feldberg, Gowen and Malek and Judith Davidson Moyers), which met one time during the Trust's most recently completed fiscal year. The duties of the audit committee are (a) to review reports prepared by the Trust's independent auditors, including reports on the Trust's internal accounting control procedures; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. Each Board Member attended 75% or more of Board meetings and (with respect to members of the Board's audit committee) audit committee meetings during the most recently completed fiscal year. The Board does not have a standing nominating or compensation committee. Information concerning officers of the Trust is provided in Exhibit B.

    REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast for the election of Board Members at the Meeting will be elected, provided a quorum is present. Shares of all Portfolios of the Trust vote together as a single class for the Members of the Trust's Board.

    THE   BOARD,  INCLUDING  ITS  INDEPENDENT  BOARD  MEMBERS,  RECOMMENDS  THAT
SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL 1.

                           --------------------------

             PROPOSAL 2-- RATIFICATION OF SELECTION OF INDEPENDENT
                            AUDITORS OF THE PORTFOLIOS

    RELEVANT PORTFOLIOS.  All Portfolios.


    DISCUSSION. Under Proposal 2, Shareholders of each Portfolio are asked to ratify the Board's selection of independent auditors ("Auditors") for their Portfolio. The Auditors for each Portfolio audit the Portfolio's financial statements for each year and prepare the Portfolio's federal and state annual income tax returns. During the last fiscal year, Ernst & Young LLP served as Auditors for each of the Portfolios. The Board has selected them to continue to serve in that capacity for the current fiscal year, subject to ratification by Shareholders of each of the Portfolios at the Meeting.


    Representatives of the Auditors are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matters arise requiring their presence. Ernst & Young LLP have informed the Portfolios that they have no material direct or indirect financial interest in the Portfolios.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of each Portfolio's Auditors unless contrary instructions are given.

    REQUIRED  VOTE.   For  each  Portfolio, approval  of  Proposal 2  requires a majority of the votes cast with respect to Proposal 2 at the Meeting, provided a quorum is present.

    THE  BOARD,  INCLUDING  ITS  INDEPENDENT  BOARD  MEMBERS,  RECOMMENDS   THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

                           --------------------------

           PROPOSAL 3-- APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT
            RESTRICTIONS AND POLICIES OF EACH PORTFOLIO

    RELEVANT PORTFOLIOS. Changes are proposed for all Portfolios, but some of the proposed changes apply only to certain Portfolios. See "Proposed Changes," below, for listings of the Portfolios to which each specific change applies.

    REASONS FOR THE PROPOSED CHANGES. Pursuant to the 1940 Act, each of the Portfolios has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Portfolio's prospectus or statement of additional information, and which may be changed only with Shareholder approval. Restrictions and policies that a Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without Shareholder approval.

    Certain of the fundamental restrictions that the Portfolios have adopted in the past reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements which remain in effect but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new funds have been created within the PaineWebber fund complex over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

    Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform within the PaineWebber fund complex those investment restrictions that are required to be fundamental, and to eliminate those fundamental restrictions that are not legally required. In most cases, existing fundamental restrictions that are eliminated because they are not required to be fundamental would be re-classified as non-fundamental restrictions.


    The Board believes that the proposed changes to the Portfolios' fundamental restrictions will enhance management's ability to manage efficiently and effectively the Portfolios' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those policies that can be changed only by Shareholder vote, each Portfolio will more often be able to avoid the costs and delays associated with a Shareholder meeting when making changes to its investment policies that, at a future time, the Board considers desirable. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.


    The text and a summary description of each proposed change to the Portfolios' fundamental restrictions are set forth below. Shareholders should refer to Exhibit FR to this proxy statement for the text of the Portfolios' existing fundamental restrictions. The text below also describes those non-fundamental restrictions that would be adopted by the Board in conjunction with the elimination of fundamental restrictions under Proposal 3. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without any further approval of Shareholders.


    If the proposed changes are approved by Shareholders of the respective Portfolios at the Meeting, the Portfolios' statement of additional information will be revised to reflect those changes. This will occur as soon as practicable following the Meeting.


    PROPOSED CHANGES. The following is the text and a summary description of the proposed changes to the Portfolios' fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Portfolios' current fundamental restrictions. With respect to each Portfolio and each proposed fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the Portfolio's portfolio securities or the amount of its total assets will not be considered a violation of the fundamental restriction.

    1.A. MODIFICATION  OF FUNDAMENTAL  RESTRICTION ON  PORTFOLIO DIVERSIFICATION
         FOR DIVERSIFIED PORTFOLIOS.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:   All Portfolios other than  Global
Income Portfolio.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Portfolio will not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies."

    With respect to Portfolios that may invest in mortgage- and asset-backed securities, the following interpretation applies to, but is not a part of, this fundamental restriction:

        "Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company."


The issuers of these securities generally are trusts or special purpose entities.



    DISCUSSION: All of the above referenced Portfolios are "diversified" funds under the 1940 Act and, accordingly, must have fundamental restrictions or policies establishing the percentage limitations with respect to investments in individual issuers that they will follow in order to qualify as "diversified" for that purpose. These Portfolios' current restrictions are somewhat more limiting than is necessary in order to qualify as "diversified" funds. For example, the restrictions do not reflect exceptions for investments in securities of government agencies or of other investment companies. The proposed language would conform to language being proposed for use by other funds within the PaineWebber fund complex.


    1.B. ELIMINATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR
         NON-DIVERSIFIED FUNDS.

    PORTFOLIO TO WHICH THIS CHANGE APPLIES:  Global Income Portfolio.

    DISCUSSION: For the Global Income Portfolio, the fundamental restriction on diversification would be eliminated. This Portfolio is "non-diversified" for purposes of the 1940 Act and, accordingly, is not required to establish any fundamental investment restriction with respect to diversification. Unlike other non-diversified funds in the PaineWebber fund complex, however, this Portfolio currently has a fundamental restriction that, in substance, sets forth the separate diversification requirements that even non-diversified funds must satisfy in order to qualify for advantageous treatment as a regulated investment company under the federal tax laws. While the Global Income Portfolio intends to continue to qualify for this tax treatment, there is no legal necessity for it to have a fundamental restriction that effectively restates the legal requirements for doing so. Elimination of the fundamental restriction will provide flexibility in the event that the applicable federal tax rules change in the future.

    2.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

   PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

   Except as specified below, the following text will apply to all Portfolios:

        "The Portfolio will not purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities."

    With respect to Money Market Portfolio, the following will be added at the end of the foregoing fundamental restriction:

        "or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks."

    Additionally,  with  respect  to  Money  Market  Portfolio,  the   following
interpretation applies to, but is not a part of, the fundamental restriction on concentration proposed under Proposal 3:

        "With respect to this limitation, domestic and foreign banking will be considered to be different industries."


    DISCUSSION: The proposed changes would conform the language of the Portfolios' fundamental restriction on concentration to language being proposed for use by other funds within the PaineWebber fund complex. The Board believes that conforming the language in this manner will help avoid unintended differences in interpretation or effect. With respect to Money Market Portfolio, the proposal continues a special exception that is available under Securities and Exchange Commission ("SEC") rules for money market funds, but it reflects a change in the Portfolio's interpretation as to the separateness of certain industry groups.


    3.  MODIFICATION  OF  FUNDAMENTAL  RESTRICTION  ON  SENIOR  SECURITIES   AND
        BORROWING.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Portfolio will not issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes."

    DISCUSSION: The 1940 Act establishes limits on the ability of the Portfolios to engage in leverage through borrowings or the issuance of other "senior securities," a term that is defined, generally, to refer to Portfolio obligations that have a priority over the Portfolio's Shares with respect to the distribution of Portfolio assets or the payment of dividends. Currently, the fundamental restrictions for each of the Portfolios, other than Strategic Fixed Portfolio, are significantly more limiting than the restrictions imposed by the 1940 Act. These current fundamental restrictions provide that a Portfolio's borrowings are limited to those that are for temporary or emergency purposes or the issuance of repurchase agreements, and even then borrowings are generally limited to

10% (33 1/3% in the case of High Grade Portfolio and 20% in the case of Aggressive Growth Portfolio) of the Portfolio's assets. Moreover, each of these Portfolios' fundamental borrowing restrictions also provide that the Portfolio may not purchase additional portfolio securities at a time when borrowings exceed 5% of total assets. The current fundamental restriction on this subject for Strategic Fixed Portfolio is substantively very similar to the restriction proposed under Proposal 3. Shareholders should refer to Exhibit FR for a statement of their Portfolio's current fundamental borrowing restriction.


    The proposed changes would relax the fundamental restrictions for most of the Portfolios to make them no more limiting than the limitations that are imposed under the 1940 Act. The Board believes that changing the Portfolios' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board is not at this time making any change to the Portfolios' operating policies with respect to borrowings. Accordingly, each Portfolio that currently has a fundamental restriction that establishes a limit on borrowings or senior securities that is less than the limit that would be established under Proposal 3 or that imposes a limit on the Portfolio's ability to purchase portfolio securities when borrowings exceed 5% of total assets, will continue to be subject to those limitations as a matter of non-fundamental operating policy. These non-fundamental operating policies for any Portfolio may be changed by its Board without further Shareholder approval.


    4.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:


        "The Portfolio will not make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan."


    DISCUSSION: The proposed change would conform the language of the Portfolios' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Board believes that conforming the language in this manner will help avoid unintended differences in interpretation or effect.


    The proposed change also clarifies that loans of portfolio securities will be excluded from the general fundamental restriction on making loans. The Portfolios' current fundamental restrictions already permit securities lending, but for each Portfolio other than Strategic Fixed Portfolio, the proposed change would eliminate language in the current fundamental restriction that limits securities lending to 10% of the Portfolio's assets. The Board believes that the Portfolios should not be subject to a fundamental restriction on securities lending and that the Board should be able to govern the extent of securities lending through a non-fundamental policy. The language also clarifies that the acquisition of loan participations and similar interests in debt instruments does not consitute the making of a loan.


    Subject (except in the case of Strategic Fixed Portfolio) to approval of this Proposal 3 by the Shareholders, the Board has authorized the adoption of non-fundamental policies that would allow each Portfolio to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level permitted under the 1940 Act. None of the Portfolios currently lends any portfolio securities, and the Portfolios will not do so unless and until specific securities lending programs are considered and approved by the Board. Mitchell Hutchins currently is considering proposals for securities lending programs for the Portfolios, and it anticipates presenting a recommendation for such a program to the Board in the near future.

    Lending securities would enable a Portfolio to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Board, a Portfolio would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins (or, where applicable, a Portfolio's sub-adviser) deems qualified, but only when the borrower maintains acceptable collateral with the Portfolio's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. The Portfolio would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. The Portfolio would retain the authority to terminate any loans at any time. A Portfolio would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Portfolio's interest.

    5.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Fund will not engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities."

    DISCUSSION: The 1940 Act contemplates that the Portfolios establish a fundamental restriction on this subject, but none is set forth in the Portfolios' statement of additional information. The proposed language would conform to language being proposed for use by other funds within the PaineWebber fund complex.

    6.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Portfolio will not purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

    DISCUSSION: The proposed changes to this investment restriction more completely describe the types of real estate-related securities that are permissible and conform the language of the Portfolios' fundamental restriction on this subject to language being proposed for use by other funds within the PaineWebber fund complex. The Board believes that conforming the language in this manner will help avoid unintended differences in interpretation or effect.

    7.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED TEXT OF FUNDAMENTAL RESTRICTION:

        "The Portfolio will not purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The proposed changes to this investment restriction are intended to ensure that each Portfolio will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Portfolio by the Board. The Board believes that this flexibility is necessary for the Portfolios to respond to the rapid and continuing development of derivative products. The proposed changes also allow flexibility in the event of changes in regulatory standards or limitations. The existing fundamental restrictions for most of the Portfolios already permit the use of most or all of these types of financial contracts.

    8.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON PLEDGING PORTFOLIO SECURITIES.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

    Upon the approval of Proposal 3, the existing fundamental restrictions on pledging securities would be eliminated, and those Portfolios that currently have them would become subject to the following non-fundamental restriction:

        "The Portfolio will not mortgage, pledge or hypothecate any assets except in connection with permitted borrowings or the issuance of senior securities."


    DISCUSSION: The Portfolios are not required to have a fundamental restriction on their ability to pledge securities. In order to maximize the Portfolios' flexibility, the Board believes that the Portfolios' restrictions on pledging securities should be made non-fundamental. The non-fundamental restrictions will allow a Portfolio to pledge assets to the same extent that it can borrow or issue senior securities. The Portfolios' current fundamental restrictions on this subject limit each Portfolio to pledging only up to 5% of its total assets.

    9.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in margin transactions would be eliminated, and the Portfolios would become subject to the following non-fundamental restriction:

        "The Portfolio will not purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

    DISCUSSION: The Portfolios are not required to have a fundamental restriction on a Portfolio's ability to engage in margin transactions. In order to maximize the Portfolios' flexibility, the Board believes that the Portfolios' restrictions on margin transactions should be made non-fundamental.

    The non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language includes an exception for margin deposits in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Portfolios' fundamental restriction on investing in commodities.

    10. ELIMINATION OF FUNDAMENTAL RESTRICTION ON SHORT SALES.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

    Upon the approval of Proposal 3, the existing fundamental restrictions on engaging in short sales would be eliminated, and the Portfolios would become subject to the following non-fundamental restriction:


        "The Portfolio will not engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short `against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."


    DISCUSSION: Under the 1940 Act, the SEC is authorized to limit the ability of the Portfolios to engage in short sales, except in connection with an underwriting in which the Portfolio is a participant. One type of short sale transaction that is permitted under SEC policies is a short sale "against the box," in which a Portfolio engages in a short sale of a security that it already owns or has the right to own. These transactions generally are entered into in order to defer realization of gains or losses for tax or other purposes.

    Although the Portfolios may be limited in their ability to engage in short sales, the Portfolios are not required to establish a fundamental restriction on short sales. Consistent with the Board determination to promote flexibility and efficiency in the event of future changes in the law, the Board believes that the Portfolios' fundamental restriction on this subject should be removed and replaced by a non-fundamental restriction. That non-fundamental restriction will conform to language being proposed for use by other funds within the PaineWebber fund complex. The language will contain an exception for short positions in connection with financial contracts or derivative instruments that conforms with the exception contained in the proposed change to the Portfolios' fundamental restriction on investing in commodities. Each non-fundamental restriction will clarify that a Portfolio may engage in short sales "against the box," which, under the Portfolios' current fundamental restrictions, is permitted only for High Grade Portfolio, Growth and Income Portfolio and Aggressive Growth Portfolio.

    11. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL, GAS AND MINERAL LEASES AND PROGRAMS.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

    Upon the approval of Proposal 3, the existing fundamental restrictions on investments in oil, gas or minerals would be eliminated, and the Portfolios would become subject to the following non-fundamental restriction:

        "The Portfolio will not invest in oil, gas or mineral exploration or development programs or leases, except that investments in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated from such programs or leases are not subject to this prohibition."

    DISCUSSION:    The  Portfolios  are  not  required  to  have  a  fundamental restriction with respect to oil, gas or mineral investments. In order to maximize the Portfolios' flexibility, the Board believes that the Portfolios' restrictions on oil, gas and mineral investments should be made non-fundamental.

    The non-fundamental restriction adopted by the Board will conform to language being proposed for use by other funds within the PaineWebber fund complex and will establish uniform exceptions that serve to clarify the limited scope of the restriction. The non-fundamental restriction applies only to oil, gas and mineral leases and development programs and not to other investments relating to oil, gas or minerals.

    12. ELIMINATION  OF  FUNDAMENTAL   RESTRICTION  ON   INVESTMENTS  IN   OTHER
        INVESTMENT COMPANIES.

    PORTFOLIOS TO WHICH THIS CHANGE APPLIES:  All Portfolios.

    PROPOSED CHANGE; TEXT OF RELATED NON-FUNDAMENTAL RESTRICTION:

    Upon  the approval of  Proposal 3, the  existing fundamental restrictions on
investments  in  other  investment  companies  would  be  eliminated,  and   the
Portfolios would become subject to the following non-fundamental restriction:

        "The Portfolio will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger."

    DISCUSSION: The ability of the Portfolios to invest in other investment companies is limited under the 1940 Act, but the Portfolios are not required to have a fundamental restriction on this subject. In order to maximize the Portfolios' flexibility in the event of future changes in federal rules or policies, the Board believes that the Portfolios' restrictions on investments in other investment companies should be made non-fundamental.


    The non-fundamental restriction adopted by the Board will allow investments in other investment companies to the full extent permitted under the 1940 Act. Under the 1940 Act, a Portfolio may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Portfolio, (ii) 5% of the Portfolio's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Portfolio's total assets, taken at market value, would be invested in such securities, and (iv) the Portfolio, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. The Portfolios' fundamental restrictions are more limiting in that they generally prohibit any investments in investment companies except for shares acquired in reorganizations, consolidations, or mergers or except through open market purchases in transactions where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired. The current restrictions limit such open market purchases to 10% of the Portfolio's assets. The Board believes that investments in other investment companies may be desirable under certain circumstances. For example, temporary investments of cash reserves in money market funds or other pooled investment vehicles may provide a combination of diversification and return that otherwise would not be available. Also, for Portfolios that invest outside the United States, certain equity securities are available to foreign investors only through investments in local investment companies. The non-fundamental restriction also will eliminate minor differences in wording among existing fundamental restrictions.



    REQUIRED VOTE. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding Shares of the Portfolio or (2) 67% or more of the Shares of the Portfolio present at the Meeting if more than 50% of the outstanding Shares of the Portfolio are represented at the Meeting in person or by proxy. Shareholders of any Portfolio may vote against the changes proposed with respect to specific fundamental restrictions applicable to their Portfolio in the manner indicated on the proxy card.



    IF ONE OR MORE OF THE NUMBERED CHANGES CONTEMPLATED BY PROPOSAL 3 IS NOT APPROVED BY SHAREHOLDERS OF A PORTFOLIO, THE RELATED, EXISTING FUNDAMENTAL RESTRICTION(S) OF THE PORTFOLIO WILL CONTINUE IN EFFECT FOR THAT PORTFOLIO, BUT DISAPPROVAL OF ALL OR PART OF PROPOSAL 3 BY THE SHAREHOLDERS OF ONE PORTFOLIO WILL NOT AFFECT ANY APPROVALS OF PROPOSAL 3 THAT ARE OBTAINED WITH RESPECT TO ANY OTHER PORTFOLIO.


    THE  BOARD,  INCLUDING  ITS  INDEPENDENT  BOARD  MEMBERS,  RECOMMENDS   THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                           --------------------------

                             SHAREHOLDER PROPOSALS

    As a general matter, the Trust does not hold regular annual or other meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a special meeting of the Trust's Shareholders should send the proposals to the Trust at 1285 Avenue of the Americas, New York, New York 10019, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust and the Portfolios.

                                          By order of the Board,
                                          Dianne E. O'Donnell
                                          SECRETARY


March 5, 1996



        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                      INDEX TO EXHIBITS TO PROXY STATEMENT


Exhibit A --    Shares Ownership of Series Trust Portfolios as of the Record Date.................  A-1

Exhibit B --    Officer Information...............................................................  B-1

Exhibit FR --   Existing Fundamental Restrictions.................................................  FR-1

                                                                       EXHIBIT A

          SHARE OWNERSHIP OF SERIES TRUST PORTFOLIOS AS OF RECORD DATE


                                                                              OWNERSHIP OF SEPARATE ACCOUNTS
                                                           ---------------------------------------------------------------------
                                                                                                               AMERICAN BENEFIT
                                           NUMBER OF           PAINEWEBBER LIFE         AMERICAN REPUBLIC       LIFE INSURANCE
PORTFOLIO NAME                         SHARES OUTSTANDING       INSURANCE CO.           LIFE INSURANCE CO.            CO.
-------------------------------------  ------------------  ------------------------  ------------------------  -----------------
Aggressive Growth Portfolio..........           1,590,350          1,590,350 (100%)             --                    --

Balanced Portfolio...................           3,333,145           1,916,875 (58%)           1,355,236 (41%)        61,033 (2%)

Global Growth Portfolio..............           2,209,159           1,257,505 (57%)             914,480 (41%)        37,174 (2%)

Global Income Portfolio..............           3,075,826           1,264,303 (41%)           1,716,132 (56%)        95,391 (3%)

Growth Portfolio.....................           2,466,840           1,159,457 (47%)           1,252,293 (51%)        55,090 (2%)

Growth and Income Portfolio..........           1,241,366             635,389 (51%)             575,405 (46%)        30,572 (2%)

High Grade Portfolio.................             992,519            992,519 (100%)             --                    --

Money Market Portfolio...............          19,866,800           6,720,677 (34%)          12,524,541 (63%)       621,582 (3%)

Strategic Fixed Portfolio............           1,329,766             544,313 (41%)             724,050 (54%)        61,403 (5%)

                                                                       EXHIBIT B


                              OFFICER INFORMATION

                                                                                                     NO. OF INVESTMENT
                                                                                                     COMPANIES ON WHICH
              NAME; PRINCIPAL BUSINESS OCCUPATION                                                       SERVES AS AN
                    FOR THE PAST FIVE YEARS                          AGE             OFFICE             OFFICER (1)
---------------------------------------------------------------      ---      --------------------  --------------------
Margo N. Alexander; Mrs. Alexander is president, chief                   48   President                      30
 executive officer and a director of Mitchell Hutchins (since
 January 1995). Mrs. Alexander is an executive vice president and director of PaineWebber.
T. Kirkham Barneby; Mr. Barneby is a managing director and               49   Vice President                 5
 chief investment officer--quantitative investments of Mitchell
 Hutchins. Prior to September 1994, he was a senior vice
 president at Vantage Global Management. Prior to June 1993, he
 was a senior vice president at Mitchell Hutchins Institutional
 Investors, Inc.
Teresa M. Boyle; Ms. Boyle is a first vice president and                 37   Vice President                 30
 manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion
 Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and
 manager--legal administration of Mitchell Hutchins.
Joan L. Cohen; Ms. Cohen is a vice president and attorney of             31   Vice President and             25
 Mitchell Hutchins. Prior to December 1993, she was an                         Assistant Secretary
 associate at the law firm of Seward & Kissel.
Ellen R. Harris; Ms. Harris is a managing director and                   49   Vice President                 3
 portfolio manager of Mitchell Hutchins.
C. William Maher; Mr. Maher is a first vice president and a              34   Vice President and             30
 senior manager of the mutual fund finance division of Mitchell                Assistant Treasurer
 Hutchins.

              NAME; PRINCIPAL BUSINESS OCCUPATION                  OFFICER
                    FOR THE PAST FIVE YEARS                         SINCE
---------------------------------------------------------------  ------------
Margo N. Alexander; Mrs. Alexander is president, chief               5/95
 executive officer and a director of Mitchell Hutchins (since
 January 1995). Mrs. Alexander is an executive vice president and director of PaineWebber.
T. Kirkham Barneby; Mr. Barneby is a managing director and           9/95
 chief investment officer--quantitative investments of Mitchell
 Hutchins. Prior to September 1994, he was a senior vice
 president at Vantage Global Management. Prior to June 1993, he
 was a senior vice president at Mitchell Hutchins Institutional
 Investors, Inc.
Teresa M. Boyle; Ms. Boyle is a first vice president and            12/93
 manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion
 Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and
 manager--legal administration of Mitchell Hutchins.
Joan L. Cohen; Ms. Cohen is a vice president and attorney of         2/94
 Mitchell Hutchins. Prior to December 1993, she was an
 associate at the law firm of Seward & Kissel.
Ellen R. Harris; Ms. Harris is a managing director and               1/87
 portfolio manager of Mitchell Hutchins.
C. William Maher; Mr. Maher is a first vice president and a          6/95
 senior manager of the mutual fund finance division of Mitchell
 Hutchins.

                                                                                                     NO. OF INVESTMENT
                                                                                                     COMPANIES ON WHICH
              NAME; PRINCIPAL BUSINESS OCCUPATION                                                       SERVES AS AN
                    FOR THE PAST FIVE YEARS                          AGE             OFFICE             OFFICER (1)
---------------------------------------------------------------      ---      --------------------  --------------------
Dennis McCauley; Mr. McCauley is a managing director and chief           49   Vice President                 18
 investment officer--fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation.
Susan P. Messina; Ms. Messina is a senior vice president and             35   Vice President                 5
 portfolio manager for Mitchell Hutchins.
Ann E. Moran; Ms. Moran is a vice president of Mitchell                  38   Vice President and             30
 Hutchins.                                                                     Assistant Treasurer
Dianne E. O'Donnell; Ms. O'Donnell is a senior vice president            43   Vice President and             30
 and deputy general counsel of Mitchell Hutchins.                              Secretary
Victoria E. Schonfeld; Ms. Schonfeld is a managing director and          45   Vice President                 30
 general counsel of Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of Arnold & Porter.
 Prior to April 1990, she was a partner in the law firm of
 Shereff, Friedman, Hoffman & Goodman.
Paul H. Schubert; Mr. Schubert is a first vice president and a           33   Vice President and             30
 senior manager of the mutual fund finance division of Mitchell                Assistant Treasurer
 Hutchins. From August 1992 to August 1994, he was a vice
 president at BlackRock Financial Management, Inc. Prior to
 August 1992, he was an audit manager with Ernst & Young LLP.
Nirmal Singh; Mr. Singh is a first vice president of Mitchell            39   Vice President                 5
 Hutchins. Prior to September 1993, he was a member of the
 portfolio management team at Merrill Lynch Asset Management,
 Inc.

              NAME; PRINCIPAL BUSINESS OCCUPATION                  OFFICER
                    FOR THE PAST FIVE YEARS                         SINCE
---------------------------------------------------------------  ------------
Dennis McCauley; Mr. McCauley is a managing director and chief       9/95
 investment officer--fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation.
Susan P. Messina; Ms. Messina is a senior vice president and         9/95
 portfolio manager for Mitchell Hutchins.
Ann E. Moran; Ms. Moran is a vice president of Mitchell              6/93
 Hutchins.
Dianne E. O'Donnell; Ms. O'Donnell is a senior vice president       11/86
 and deputy general counsel of Mitchell Hutchins.
Victoria E. Schonfeld; Ms. Schonfeld is a managing director and      5/94
 general counsel of Mitchell Hutchins. From April 1990 to May
 1994, she was a partner in the law firm of Arnold & Porter.
 Prior to April 1990, she was a partner in the law firm of
 Shereff, Friedman, Hoffman & Goodman.
Paul H. Schubert; Mr. Schubert is a first vice president and a       9/94
 senior manager of the mutual fund finance division of Mitchell
 Hutchins. From August 1992 to August 1994, he was a vice
 president at BlackRock Financial Management, Inc. Prior to
 August 1992, he was an audit manager with Ernst & Young LLP.
Nirmal Singh; Mr. Singh is a first vice president of Mitchell        9/95
 Hutchins. Prior to September 1993, he was a member of the
 portfolio management team at Merrill Lynch Asset Management,
 Inc.

                                                                                                     NO. OF INVESTMENT
                                                                                                     COMPANIES ON WHICH
              NAME; PRINCIPAL BUSINESS OCCUPATION                                                       SERVES AS AN
                    FOR THE PAST FIVE YEARS                          AGE             OFFICE             OFFICER (1)
---------------------------------------------------------------      ---      --------------------  --------------------
Julian F. Sluyters; Mr. Sluyters is a senior vice president and          35   Vice President and             30
 the director of the mutual fund finance division of Mitchell                  Treasurer
 Hutchins. Prior to 1991, he was an audit senior manager with
 Ernst & Young LLP.
Mark A. Tincher; Mr. Tincher is a managing director and chief            40   Vice President                 11
 investment officer--U.S. equity investments of Mitchell
 Hutchins. Prior to March 1995, he was a vice president and
 directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank.
Gregory K. Todd; Mr. Todd is a first vice president and                  39   Vice President and             30
 associate general counsel of Mitchell Hutchins. Prior to 1993,                Assistant Secretary
 he was a partner in the law firm of Shereff, Friedman, Hoffman
 & Goodman.
Craig M. Varrelman; Mr. Varrelman is a first vice president and          37   Vice President                 5
 portfolio manager for Mitchell Hutchins.
Stuart Waugh; Mr. Waugh is a managing director and portfolio             40   Vice President                 5
 manager of Mitchell Hutchins responsible for global fixed
 income investments and currency trading.
Keith A. Weller; Mr. Weller is a first vice president and                34   Vice President and             24
 associate general counsel of Mitchell Hutchins. From September                Assistant Secretary
 1987 to May 1995, he was an attorney in private practice.

              NAME; PRINCIPAL BUSINESS OCCUPATION                  OFFICER
                    FOR THE PAST FIVE YEARS                         SINCE
---------------------------------------------------------------  ------------
Julian F. Sluyters; Mr. Sluyters is a senior vice president and      2/92
 the director of the mutual fund finance division of Mitchell
 Hutchins. Prior to 1991, he was an audit senior manager with
 Ernst & Young LLP.
Mark A. Tincher; Mr. Tincher is a managing director and chief        9/95
 investment officer--U.S. equity investments of Mitchell
 Hutchins. Prior to March 1995, he was a vice president and
 directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank.
Gregory K. Todd; Mr. Todd is a first vice president and              6/93
 associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman
 & Goodman.
Craig M. Varrelman; Mr. Varrelman is a first vice president and      9/95
 portfolio manager for Mitchell Hutchins.
Stuart Waugh; Mr. Waugh is a managing director and portfolio         9/92
 manager of Mitchell Hutchins responsible for global fixed
 income investments and currency trading.
Keith A. Weller; Mr. Weller is a first vice president and            9/95
 associate general counsel of Mitchell Hutchins. From September
 1987 to May 1995, he was an attorney in private practice.


------------------------------

(1) Indicates   only  investment  companies  for   which  Mitchell  Hutchins  or
    PaineWebber serves as investment adviser; each officer serves in the same capacity for each separate investment company.

                                                                      EXHIBIT FR

                       EXISTING FUNDAMENTAL RESTRICTIONS
                            PAINEWEBBER SERIES TRUST

EXCEPT AS INDICATED OTHERWISE, EACH PORTFOLIO MAY NOT:

      (1) purchase securities (except U.S. government securities) of any one issuer, if as a result at the time of purchase more than 5% of the Portfolio's total assets would be invested in such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, except that 25% of the total assets of the Portfolio (50% in the case of the Global Income Portfolio) may be invested without regard to this limitation;

      (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that a Portfolio that may use options or futures strategies may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

      (3) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Portfolio, except as may be necessary in connection with permitted borrowings and then not in excess of 5% of the Portfolio's total assets taken at cost, provided that this does not prohibit escrow, collateral or margin arrangements in connection with the use of options, futures contracts and options on futures contracts by a Portfolio that may use options or futures strategies;

      (4) make short sales of securities or maintain a short position, except that a Portfolio that may use options or futures strategies may make short sales and may maintain short positions in connection with its use of options, futures contracts and options on futures contracts and the High Grade Fixed Income, Growth and Income, and Aggressive Growth Portfolios may sell short "against the box";

      (5) purchase or sell real estate, provided that a Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

      (6) purchase or sell commodities or commodity contracts, except that a Portfolio that may use options or futures strategies may purchase or sell stock index futures and interest rate futures and options thereon and the Strategic Fixed Income, Global Income and Global Growth Portfolios may purchase or sell foreign currency futures and options thereon;

      (7) invest in oil, gas or mineral-related programs or leases;


      (8) make loans, except through loans of portfolio securities of up to 10% of the value of the Portfolio's securities (33 1/3% for the Strategic Fixed Income Portfolio) and through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;


      (9) purchase any securities issued by any other investment company except by purchase in the open market where no commission or profit, other than a customary broker's commission, is earned by any sponsor or dealer associated with the investment company whose shares are acquired as a result of such purchase, provided that such securities in the aggregate do not represent more than 10% of the total assets of the Portfolio, and except in connection with the merger, consolidation or acquisition of all the securities or assets of another investment company; or


     (10) (for Portfolios other than Strategic Fixed Income Portfolio) issue senior securities or borrow money, except from banks for temporary purposes and except for reverse repurchase agreements and provided that the aggregate amount of all such borrowing does not exceed 10% (33 1/3% for the High Grade Fixed Income Portfolio and 20% for the Aggressive Growth Portfolio) of the total asset value of the Portfolio at the time of such borrowing; provided further that the Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the total asset value of the Portfolio are outstanding.


     (11) Strategic Fixed Income Portfolio may not issue senior securities or borrow money, except from banks or through reverse repurchase agreements and dollar rolls, and then in an aggregate amount not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the borrowing but reduced by any liabilities not constituting senior securities) at the time of such borrowings; except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


    Additionally, the Portfolios have the following fundamental policy with respect to concentration:


    The Portfolios will not make an investment in any one industry if the investment would cause the aggregate value of the Portfolio's investment in such industry to exceed 25% of the Portfolio's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit and bankers' acceptances.

ANNUITANT: [Name of Annuitant]
OWNER(S): [Name of Owner]
CONTRACT: [Number of Contract]


                                      PROXY

                            PAINEWEBBER SERIES TRUST

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 11, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PAINEWEBBER SERIES TRUST ("TRUST") AND RELATES TO PROPOSALS WITH RESPECT TO THE TRUST OR TO ONE OR MORE OF THE PORTFOLIOS NAMED BELOW. The undersigned hereby appoints as proxies Dianna E. O'Donnell and Keith A. Weller and each of them (with power of substitution) to represent and direct the voting interest represented by the undersigned held as of the record date at the above referenced meeting, and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE `FOR' ALL PROPOSALS RELATING TO THE TRUST OR PORTFOLIOS.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy and return it in the enclosed envelope to American Republic Insurance Company, Annuity Administration, P.O. Box 1, Des Moines IA 50301-9910.


This proxy will not be voted unless it is dated and signed exactly as instructed below.

If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, then name and the capacity of the individual signing the proxy card should be indicated -- for example:"ABC Corp., John Doe, Treasurer."

                                   SIGN EXACTLY AS NAME(S) APPEARS HEREON.


                                   ______________________________(L.S.)

                                   ______________________________(L.S.)


                                   Dated:______________, 1996



For EACH Portfolio, please indicate your vote by an `X' in the appropriate boxes below.

                  THE BOARD OF TRUSTEES RECOMMENDS A VOTE `FOR'


               Units:  [Number of Units]
     1. Election of ten members of the Trust's Board of Trustees to serve until their successors are duly elected and qualified

               For all nominees listed below           WITHHOLD AUTHORITY
         / /   (except as marked to the          / /   to vote for all nominees
               contrary below)                         listed below


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
               THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl W. Schafer, John R. Torell III

                                             FOR       AGAINST        ABSTAIN

          Units:  [Number of Units]

     2.   For each Portfolio, ratification
          of the selection of the
          Portfolio's independent auditors
          for its current fiscal year        / /         / /              / /

     / /  To vote against such ratification
          for a particular Portfolio, but to
          approve ratification for the
          others, place an "X" in the box at
          left AND write the name of the
          Portfolio(s) for which you oppose
          ratification on this line:
                                             -----------------------------------

                            Continued on reverse side

ANNUITANT: [Name of Annuitant]
OWNER(S): [Name of Owner]
CONTRACT: [Number of Contract]



     Portfolio: [Name of Portfolio]          FOR       AGAINST        ABSTAIN
     UNITS:  [number of units]


     3.   Approval of the proposed changes
          to the Portfolio's fundamental
          investment restrictions            / /         / /              / /


     / /  To vote against the proposed
          changes to one or more specific
          fundamental investment
          restrictions, but to approve
          the others, place an "X" in the
          box at left AND indicate the
          number(s) (as set forth in the
          proxy statement) of the investment
          restriction(s) you do not want to
          change on this line:
                                                  ---------------